UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or other Jurisdiction of Incorporation)

000-28167	51-2126573

(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(907) 297-3000

(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.5

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.5     Company press release dated April 24, 2003, reporting the first quarter results.

Item 9. Regulation FD Disclosure.

     The foregoing information is furnished to the Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” of Form 8-K. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in “Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods” (Release No., 33-8216, March 27, 2003).

     On April 24, 2003, Alaska Communications Systems Group, Inc. reported its operating results for the first quarter of 2003. The Press Release is attached hereto as Exhibit 99.5 and also can be found on our website at www.alsk.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 24, 2003	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

/s/ Kevin P. Hemenway

Kevin P. Hemenway Senior Vice President and Chief Financial Officer Alaska Communications Systems Group, Inc.